UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2009

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2009, the board of directors of P.H. Glatfelter Company (the "Company") adopted and approved, effective immediately, an amended Section 1.7 of Article I of the Company’s Bylaws. The amendments revise and update the procedures for shareholders to propose business or nominations for election of directors to be considered at annual or special meetings, which are referred to as "advance notice provisions." Among other things, the amendments:

* revise, clarify and update the advance notice requirements for shareholders to nominate directors for election to the Board, or to bring other business before the shareholders, which revisions include the clarification that such requirements apply regardless of whether the nomination or proposed business is to be included in the Company’s proxy statement in connection with an annual meeting;

* clarify that the public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of notice; and

* expand the information that must be included in a shareholder’s notice to include, among other things, in the case of nominations, a representation of the shareholder providing the notice, the beneficial owner and the nominee that there are no undisclosed voting commitments or arrangements with respect to the nominee’s actions as a director; a description of any agreement, arrangement or understanding between the shareholder, the beneficial owner and each nominee that has been entered into as of the date of the notice and a representation that the shareholder will notify the Company of any subsequent arrangement; a description of any agreement, arrangement or understanding that has been entered into by the shareholder or beneficial owner with the effect or intent to mitigate loss, manage risk or benefit from share price changes or increase or decrease the shareholder’s or beneficial owner’s voting power with respect to the Company’s stock and a representation that the shareholder will notify the Company of any subsequent arrangement; and a statement of whether the shareholder or beneficial owner intends to solicit or participate in the solicitations in support of the nomination or business proposal.

The amended section of the Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the amendments to the Bylaws are qualified in their entirety by reference to the full text of the amended section of the Bylaws attached hereto.

Item 9.01 Financial Statements and Exhibits.

3.1 Amendment to the Bylaws of the P. H. Glatfelter Company, effective February 18, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

February 23, 2009	By:	Thomas G. Jackson

Name: Thomas G. Jackson
Title: Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amendment to the Bylaws of the P. H. Glatfelter Company, effective February 18, 2009.